EXHIBIT 10.4
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                              EMPLOYMENT AGREEMENT
                              --------------------
    EMPLOYMENT AGREEMENT (this "Agreement") made as of this 23rd day of February, 1996 by and between ALAN SONNENBERG residing at the address indicated following his signature below (hereinafter referred to as "Employee") and CS WIRELESS SYSTEMS, INC., a Delaware corporation having a place of business at 903 North Bowser, Suite 140, Richardson, Texas 75081 (hereinafter referred to as the "Company ").

    1.    Employment. The Company hereby employs Employee and Employee agrees to
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work for the Company as Chief Executive Officer and President of the Company
during the Term (as defined below) of and upon the terms and conditions set forth in this Agreement. The Company shall recommend, and shall propose all action necessary in accordance with applicable law and its Articles of Incorporation and By-Laws to effect, Employee' s addition to the Board of Directors of the Company and his appointment to the Company's Management Group.

    2.      Compensation/Benefits.  (a) Base  Salary. During  the  Term of  this
            ------------------------    --------------
Agreement as defined below the Company agrees to pay Employee a base annual salary of $200,000 ("Base Salary"). Such Base Salary shall be reviewed no less frequently than annually during the Term and may be increased but not decreased by the Board of Directors. Such Base Salary shall be payable in accordance with the Company's normal business practices or in such other amounts and at such other times as the parties may mutually agree.

    (b)  Incentive  Compensation.  The  Company  shall  establish  an  executive
         --------------------------
incentive program, governed by the Compensation Committee of the Board of Directors, in which Employee shall be entitled to participate and pursuant to which Employee shall be provided a meaningful bonus opportunity.

    (c) Stock Options. Employee is hereby granted, as of the date  hereof, stock
        ---------------
options (the "Stock Options") to purchase up to 215,054 shares of Company common stock, $.001 par value per share. The Stock Options shall be exercisable at a price equal to $9.40 per share and shall vest in monthly installments as provided therein, ending upon the expiration or earlier termination of this Agreement.

    (d) Benefits/Vacation. During the  Term, the Company shall  provide Employee
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with such other benefits, including executive incentive and bonus plans and medical and disability plans, as are made generally available to executive employees of the Company from time to time. Employee shall be entitled to five weeks vacation during each year of the Term.

    (e) Life Insurance. Subject to  Employee submitting to any required physical
        ----------------
examinations and provided such policy can be obtained at customary premiums, the Company shall purchase a term insurance policy with the face amount of $1,000,000 on the life of Employee and shall permit Employee to designate the beneficiary thereof.

    3.    Services. Employee agrees to devote substantially all his working
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time, attention and energies to the business of the Company and its Affiliates
(as defined below)



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                                      -2-
under the general direction of the Management Group of the Company and its Board of Directors and hereby agrees to abide by and implement the Company 's Strategy, Principles and Governance Parameters attached hereto as Annex B, as they may be amended from time to time by the Management Group of the Company or its Board, at their sole discretion. Employee shall not, without the prior written consent of the Company, directly or indirectly, during the Term of this Agreement, render services, for compensation or otherwise, to or for any other person or firm in direct competition with the business of the Company in any market served by the Company or its Affiliates without the consent of the Board of Directors. Notwithstanding the foregoing, Employee may provide consulting services to and serve as a marker of the Board of Directors of CAI Wireless Systems, Inc. Employee shall be available for reasonable business travel, including travel to the other offices of the Company, but shall be based in the greater Philadelphia, Pennsylvania area during the Term.

    4.    Term.  The term of this Agreement (the  "Term") shall be for a  period
          -------
beginning on the date hereof and continuing until the thirty-month anniversary of this Agreement, and shall be automatically renewed annually thereafter unless either party gives notice to the other of its intention not to renew this Agreement not less than sixty (60) days prior to the expiration of the term or unless this Agreement shall be terminated prior thereto pursuant to Paragraph 5 below.

    5.     Early Termination. (a) General. Employee's employment hereunder shall
           -------------------    ---------
be terminated and, subject to the terms set forth in this subparagraph 5(a), the Company's obligations hereunder shall cease, (i) without the necessity of notice, upon the death of Employee, or (ii) upon written notice of a finding by at least 60 % of the members of the Board of Directors (excluding Employee) that Employee has (A) acted with gross negligence or willful misconduct in connection with the performance of his duties hereunder, (B) engaged in a material act of insubordination or of common law fraud against the Company or its employees, or
(C) acted against the best interests of the Company in a manner that has an adverse affect on the financial condition of the Company (death of Employee or any such finding is referred to herein as "Cause"). Upon any termination of Employee's employment, the Term of this Agreement shall expire the vesting of any Stock Options shall cease, and the obligation to pay any other compensation for any period after the date of termination shall cease, except as provided in the following sentence. The Company may terminate Employee's employment other than for Cause or by reason of the expiration of the Term, in which case Employee shall be entitled to severance in an amount (the "Severance Amount") equal to the Base Salary that would have been payable for the balance of the Term but for such termination or expiration. The foregoing shall be payable upon execution of releases acceptable to Employee and the Company.

    (b) Disability. If  Employee shall become unable to  efficiently perform the
        ------------
essential functions of his job, even with reasonable accommodation, as a result of a disability







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                                       -3-
or illness, as such terms are defined by the Americans with Disabilities Act, he shall be entitled to his regular compensation until the total period of disability or illness (whether or not continuous and whether or not the same disability or illness) shall exceed sixty (60) days during any calendar year in the Employment Period. This Agreement may thereafter be terminated by the Company and the Company's obligations hereunder shall cease, provided, however, the obligation to pay Base Salary shall continue for the six months next following the month in which this Agreement was so terminated. Any amounts payable as compensation during the period of disability or illness shall be reduced by any amounts paid during such period under any disability plan or similar insurance of the Company.

    (c)     Employee 's Right to Terminate. Employee may, at any time during the
            --------------------------------
first twenty-four months of the Term, resign. Upon such resignation, Employee shall be entitled to payment by the Company in an amount equal to six months' Base Salary, payable in six equal monthly installments thereafter, and the Company shall purchase the vested Options as the date of such resignation for the fair market value of such Options.

    6.    Employer's Authority.  Employee agrees to observe and comply  with the
          -----------------------
rules and regulations of the Company as adopted by the Management Group of the Company or by the Board of Directors respecting the performance of his duties and to carry out and perform orders, directions and policies communicated to him from time to time.

    7.     Expenses. During the Term, the  Company shall reimburse Employee  for
           ----------
the reasonable business expenses approved in advance incurred by Employee in the course of performing his duties for the Company hereunder in accordance with the procedures then in place for such reimbursement.

    8.    Automobile. During the Term, the Company shall assume  the obligations
          ------------
of CAI Wireless Systems, Inc. ("CAI") under an automobile lease entered into for the benefit of Employee, until the expiration of the term of such lease.

    9.     Non-Disclosure  Agreement/Non-Competition. (a) Employee  will execute
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the Nondisclosure Agreement of the Company attached as Annex A hereto and made a part hereof. Said agreement shall survive termination of employment hereunder. The parties acknowledge that Employee is a party to a non-disclosure agreement with CAI Wireless Systems, Inc. and nothing herein shall be interpreted to be inconsistent with Employee's obligation thereunder.

    (b) Because Employee's services to the Company are special and because Employee has access to the Company's confidential information, Employee covenants and agrees that if this Agreement is terminated, for any reason whatsoever, whether because of the expiration of the Term or otherwise, for a period of twelve (12) months following such termination he will not, directly or indirectly, either on his own behalf or on behalf of any






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                                       -4-
person, partnership, corporation or otherwise, (i) engage in any business or undertaking in the wireless cable television, direct broadcast satellite, direct-to-home or non-wired video programming businesses (the "Related Businesses") competitive with those being carried on by the Company or any Affiliate in any market serviced by the Company or any Affiliate at the time of termination, (ii) be employed by or provide consulting services to or be an investor, limited partner or shareholder (other than one owning less than a 5 % equity interest) in, any entity or other person in any Related Business within 25 miles of any city in which the Company or any Affiliate does business at time of execution or has rights to broadcast or transmit television programming or in which the Company has a transmission license at the time of termination, without the prior written consent of the Board of Directors. The parties agree that the time period and geographical area of noncompetition specified above are reasonable and necessary in light of the transactions entered into in this Agreement. If, however, it shall be determined at any time by a court of competent jurisdiction that either the time period restriction or the geographical area restriction, or both, are invalid or unenforceable, the parties agree that any such restriction valid and enforceable in the determination of said court, and such restriction, as so amended, shall be enforceable between the parties to the same extent as if such amendment had been made as of the date of this Agreement. This subparagraph 9(b) shall survive the termination of this Agreement.

    10. Relocation. Employee will not be required to relocate from Philadelphia,
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Pennsylvania in order to perform his duties hereunder.

    11.  Notices. Any  notice permitted  or required  hereunder shall  be deemed
         ---------
sufficient when hand-delivered or mailed by certified mail, postage prepaid, and addressed if to the Company at the address indicated above and if to Employee at the address indicated below (or to such other address as may be provided by notice).

    12.  Miscellaneous.  This  Agreement (i)  constitutes  the  entire agreement
         ----------------
between the parties concerning the subjects hereof and supersedes any and all prior agreements or understandings, (ii) may not be assigned by Employee without the prior written consent of the Company, (iii) may be assigned by the Company and shall be binding upon, and inure to the benefit of, the Company's successors and assigns and (iv) supersedes any prior or existing employment agreement with CAI and such employment agreement shall be of no further force and effect and all options to purchase CAI common stock thereunder have been surrendered by Employee. Headings herein are for convenience of reference only and shall not define, limit or interpret the contents hereof

    13. Amendment.  This Agreement may  be amended, modified or  supplemented by
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the mutual consent of the parties in writing, but no oral amendment, modification or supplement shall be effective.





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                                       -5-
    14. Specific Performance. The parties  acknowledge that the Company would be
        ----------------------
irreparably damaged and there would be no adequate remedy at law for Employee's breach of Paragraph 9 of this Agreement, and accordingly, the terms thereof
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shall be specifically enforced. Employee hereby consents to the entry of any temporary restraining order or preliminary or ex parte injunction, in addition to any other remedies available at law or in equity, to enforce the provisions hereof.

    15.  Affiliates.  As  used  herein,  the term  "Affiliate"  shall  mean  any
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individual or entity controlling, or under common control with the Company, now or in the future, including without limitation, partnerships in which the Company or any Affiliate may invest as a limited or general partner and limited liability companies in which the Company or any Affiliate may become a member.

    16.  Severability. The  provisions  of  this  Agreement are  severable.  The
         --------------
invalidity of any provision shall not affect the validity of any other provision.

    17.  Governing Law. This Agreement  shall be construed  and regulated in all
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respects under the laws of the State of New York.

    IN WITNESS WHEREOF, this Agreement is entered into as of the date and year first above written.

                            CS WIRELESS SYSTEMS, INC.


                              By /s/
                                 ------------------------------
                                 Its



                               EMPLOYEE:


                               /s/ Alan Sonnenberg
                               --------------------------------
                               Name:    Alan Sonnenberg
                               Address:

                                                                         Annex A
                                                                         -------
                             NONDISCLOSURE AGREEMENT
                             -----------------------

    AGREEMENT made as of the 23rd day of February, 1996, by and between the undersigned individual residing at the address indicated following his signature below (hereinafter referred to as "Employee") and CS WIRELESS SYSTEMS, INC., a Delaware corporation, having its principal place of business at 903 North Bowser, Suite 140, Richardson, Texas 75081 (hereinafter referred to as "Employer").

    WHEREAS, Employee is being employed by Employer in a capacity wherein Employee will come into possession of material of a confidential, sensitive or proprietary nature concerning the business, plans and trade secrets of Employer and its Affiliates (as defined below) and of third parties; and

    WHEREAS, the continued confidential treatment of such information is vital to the success of Employer' s business,

     NOW THEREFORE, the parties agree as follows:

    1. Employee acknowledges that his work as an employee of Employer will bring him into close contact with the Confidential Information (as defined below) of Employer and of third parties. Employee acknowledges that such Confidential Information is reposed in him in trust.

    2. Employee hereby agrees that he shall, both during and after his employment, maintain such Confidential Information in confidence and neither disclose to others (nor cause to be disclosed) nor use personally (nor cause to be used) such Confidential Information without the prior written permission of Employer. Employee will also take reasonable precautions to prevent the inadvertent exposure of Confidential Information to unauthorized persons or entities.

    3. Employee acknowledges that he may, during his employment, add to Employer' s Confidential Information and he agrees that any such additions shall fall within the strictures of this Agreement.

    4. Employee agrees that upon any termination of his employment with Employer or any Affiliate thereof, or upon request if sooner, he shall forthwith return to Employer all reports, correspondence, notes, financial statements, computer printouts and other documents and recorded material of every nature (including all copies thereof) which may be in his possession or under his control dealing with Confidential Information.


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                                       -2-
    5. All inventions, discoveries, improvements, computer software, firmware, programs, documentation, manuals and other works or authorship (collectively referred to as "Intellectual Property"), whether or not copyrightable or patentable, made, created, developed, written or conceived by Employee during the course of Employee's employment by the Employer will be deemed work made for hire, whether made solely or jointly with another. All such Intellectual Property will be the property of the Employer. Employee hereby assigns to the Employer all right, title and interest in and to all right, title and interest in and to all Intellectual Property.

    6. Employee will, without charge to the Employer but at its expense, execute a specific assignment of title to Employer and do anything else reasonably necessary to enable the Employer to secure a patent, copyright or other form of protection for said Intellectual Property anywhere in the world.

    7. Employee acknowledges that the covenants in this Agreement have existed since the commencement of his employment with Employer. These covenants are expressions of his duty as an employee not to use the Confidential Information to the detriment of Employer. In addition, Employee acknowledges that he shall benefit from entry into this Agreement as Employer shall be willing to continue to provide access to Confidential Information to Employee.

      8. EMPLOYEE ACKNOWLEDGES THAT EMPLOYER WOULD BE IRREPARABLY DAMAGED AND THERE WOULD BE NO ADEQUATE REMEDY AT LAW FOR EMPLOYEE'S BREACH OF THIS AGREEMENT, AND ACCORDINGLY, THE TERMS OF THIS AGREEMENT SHALL BE SPECIFICALLY ENFORCED. EMPLOYEE HEREBY CONSENTS TO THE ENTRY OF ANY TEMPORARY RESTRAINING ORDER OR PRELIMINARY OR EX PARTE INJUNCTION, IN ADDITION TO ANY OTHER REMEDIES AVAILABLE AT LAW OR IN EQUITY, TO ENFORCE THE PROVISIONS HEREOF.

    9. This Agreement is not an agreement of employment and nothing herein shall be construed to obligate Employer to employ Employee for any definite duration or upon any specific terms.

    10. As used herein, "Confidential Information" shall mean all confidential information and trade secrets of Employer or any of its Affiliates, whether now existing or hereafter acquired or developed, including, without limitation, financial statements, business plans, working methods, investments, materials, processes, programs, designs, drawings, names of and relationships with current or potential vendors and lenders and other third parties, contractual arrangements, profit formulas, experimental investigations, studies, current or potential customer names and requirements, current or potential professional associations or



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                                       -3-
contacts, information submitted to Employer or its Affiliates by third parties on a confidential basis and similar other non-public or otherwise confidential, sensitive or proprietary information. "Confidential Information" shall not include information that has become generally known within the wireless cable industry without breach of any obligation of confidentiality of Employee or any third party.

    11. As used herein, the term "Affiliate" shall mean any individual or entity controlling, controlled by or under common control with the Employer, now or in the future, including without limitation, partnerships in which Employer or any Affiliate may invest as a limited or general partner and limited liability companies in which Employer or any Affiliate may become a member.

    12. This Agreement shall survive the termination of the employment of Employee and shall not be amended except by a writing signed by the parties hereto. This Agreement shall be binding upon the Employee and his heirs, legal representatives, successors and assigns.

    13. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

CS WIRELESS SYSTEMS, INC.           EMPLOYEE:



By /s/                              /s/ Alan Sonnenberg
  --------------------------        -----------------------
Its                                 Alan Sonnenberg
                                    Address:

    FIRST AMENDMENT (this "Amendment")to Employment Agreement made as of the 23rd day of February 1996 by and between Alan Sonnenberg and CS Wireless Systems Inc. (the "Agreement") is made and entered as of the 1st day of May, 1996. Terms not otherwise defined have the meaning set forth in the Agreement.

    For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby enter this Amendment to amend the Agreement as follows:

1. PARAGRAPHS 1 AND 3. Employee and the Company, by action of the Board of Directors of even date herewith, have agreed that Employee shall cease serving the Company in the capacity as Chief Executive Officer and President and, instead has been appointed Vice-Chairman of the Board of Directors and a member of its newly formed Acquisitions & Strategic Combinations Committee. In the latter capacity, Employee shall continue to be an employee of the Company, with the same salary and benefits as provided in the Agreement, for the balance of the Term. Employee's responsibilities shall include participation in the negotiation, review and due diligence of acquisitions and strategic combinations and such additional responsibilities as may be delegated by the Board of Directors from time to time through its Chairman, including with respect to coordination of FCC license and lease compliance. Employee shall have full power and authority to execute and bind the Company with respect to such acquisitions, dispositions and strategic combinations as are approved from time to time by the Board of Directors and with respect to such additional matters as may be specifically delegated by written authorization of the Board of Directors, through its Chairman. To the extent inconsistent with the foregoing, Paragraphs 1 and 3 of the Agreement are hereby amended.

2. PARAGRAPH 2(c). By action of the Compensation Committee of the Board of Directors of even date herewith, vesting of one half of Employee's Stock Options are accelerated and fully vested as of the date hereof, with the balance of the Stock Options vesting in equal monthly installments over the balance of the term, all of which shall be reflected in an amended and restated Option Agreement.

3. Except as amended by, or inconsistent with, this Amendment, the terms of the Agreement remain in full force and effect and are hereby ratified.

    IN WITNESS WHEREOF, this Amendment is entered into as of the date and year first above written.

                                   CS WIRELESS SYSTEMS, INC



                                  By /s/
                                    -----------------------
                                    Its


                                    /s/ Alan Sonnenberg
                                    -----------------------
                                    ALAN SONNENBERG